SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Aggressive Growth Fund	Managed Fund
Bond Fund	Money Market Fund
Capital Appreciation Fund	Social Awareness Fund
Equity-Income Fund	Special Opportunities Fund
Global Asset Allocation Fund	Aggressive Profile Fund
Growth Fund	Conservative Profile Fund
Growth and Income Fund	Moderate Profile Fund
Growth Opportunities Fund	Moderately Aggressive Profile Fund
International Fund

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

January 6, 2006

Dear Contract Owner:

We are writing to notify you of a Special Meeting of Stockholders of the funds listed above (the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The meeting will be held on February 28, 2005 at 9:00 a.m., local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of the Funds that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. (For convenience, we refer to both contract owners and policy participants as “Contract Owners.”) You should read the enclosed Proxy Statement carefully and submit your voting instructions.

The following proposal will be considered and acted upon at the meeting:

Proposal 1.	To elect a Board of Trustees of the Trust. The nominees for election to the Board of Trustees are: Kelly D. Clevenger, Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella, and David H. Windley.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of the Funds attributable to you will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Trust’s Board of Trustees

Cynthia A. Rose

Secretary

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Aggressive Growth Fund	Managed Fund
Bond Fund	Money Market Fund
Capital Appreciation Fund	Social Awareness Fund
Equity-Income Fund	Special Opportunities Fund
Global Asset Allocation Fund	Aggressive Profile Fund
Growth Fund	Conservative Profile Fund
Growth and Income Fund	Moderate Profile Fund
Growth Opportunities Fund	Moderately Aggressive Profile Fund
International Fund

PROXY STATEMENT

Special Meeting of Stockholders

To be held on February 28, 2006

This Proxy Statement is being furnished to you in connection with the solicitation by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) of voting instructions for a special meeting of stockholders of the funds listed above (the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The shares of the Funds are sold directly or indirectly to separate accounts of Lincoln Life or Lincoln New York that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). The Trust is seeking approval for certain actions it wishes to take, and you are entitled to instruct Lincoln Life or Lincoln New York, as applicable, on how to vote the shares of the Funds attributable to you under your contract or policy.

The meeting will be held on February 28, 2006, at 9:00 a.m., local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The date of the first mailing of the proxy card and this Proxy Statement to Contract Owners will be on or about January 6, 2006. If you have any questions about the meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

The following proposal will be considered and acted upon at the meeting:

Proposal 1.	To elect a Board of Trustees of the Trust. The nominees for election to the Board of Trustees are: Kelly D. Clevenger, Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella, David H. Windley.

In addition to the solicitation of proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $0 and $50,000. The Funds will pay the cost associated with the solicitation and the meeting.

If you would like to receive a copy of a Fund’s 2004 Annual Report and/or 2005 Semi-Annual Report, call Customer Service at (800) 4LINCOLN (454-6265) or write to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge, or you can access the Annual Report or Semi-Annual Report at:

http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/19875A.pdf (Annual) http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/19875SA.pdf (Semi-Annual)

The principal office of the Trust is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Adviser, Delaware Management Company (“DMC”), is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Trust’s service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Lincoln National Life Insurance Company, which provides various administrative services to the Trust, is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

The Board of Trustees of the Trust recommends that you provide voting instructions to APPROVE the proposal.

VOTING PROCEDURES

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1.  BY INTERNET

•	Read the Proxy Statement.

•	Go to the voting link found on your proxy card.

•	Follow the instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by Internet.)

2.  BY MAIL

•	Read the Proxy Statement.

•	Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3.  BY TELEPHONE

•	Read the Proxy Statement.

•	Call the toll-free number found on your proxy card.

•	Follow the recorded instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by telephone.)

At the meeting, Lincoln Life and Lincoln New York will vote each Fund’s shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the Record Date of December 1, 2005, were invested in the Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner’s percentage interest in the Fund to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

Lincoln Life and Lincoln New York will vote each Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to the Fund. If voting instructions cards are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those cards will be cast “FOR” the proposal considered at the meeting. Contract Owners, of course, may provide voting instructions in person at the meeting. Abstentions with respect to the proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated the same as abstentions.

Any Contract Owner who provides voting instructions has the power to revoke the instructions, by mail (addressed to the Secretary of the Trust at the office of the Trust) or in person at the meeting, by executing superseding voting instructions or by submitting a notice of revocation to the Trust. All properly executed and unrevoked voting instructions received in time for the meeting will be voted as specified in the instructions or, if no specification is made, FOR the proposal referred to in this Proxy Statement.

The votes will be formally counted at the scheduled meeting and, if the meeting is adjourned, at any later meeting.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

You are being asked to elect a Board of Trustees.

Who are the nominees for Trustee?

The nominees for Trustee are: Kelly D. Clevenger, Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella and David H. Windley. Messrs. Clevenger, Stella and Windley and Ms. Frisby are presently Trustees of the Trust. Mr. Lemon is presently an Advisory Trustee of the Trust. Ms. Janet Chrzan is also an Advisory Trustee of the Trust, but is not a nominee for Trustee for the purposes of this proxy vote.

Mr. Windley and Mr. Lemon, who are standing for election by shareholders for the first time, were identified by an Independent Trustee and recommended to the Nominating Committee as potential candidates for nominees. After reviewing detailed background information on the candidates and conducting interviews of these candidates, the Nominating Committee recommended the Trustee candidates to the full Board. The Nominating Committee’s process for evaluating nominees is more fully described under “Board, Stockholder and Committee Meetings” below.

Among the nominees standing for election, only Mr. Clevenger is an “interested person” of the Trust, as that term is defined under the 1940 Act. The remaining nominees would be deemed to be “Independent Trustees;” i.e., Trustees who are not “interested persons” of the Trust. Ms. Chrzan, an Advisory Trustee, who is not a nominee, is an “interested person” of the Trust.

If elected, the nominees will serve as Trustees until their successors are duly elected and qualified or until their earlier resignation, death or retirement. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected.

The following table provides certain background information for each nominee, including the number of Funds of the Trust that the nominee oversees or will oversee.

Interested Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
TRUSTEE

KELLY D. CLEVENGER * 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman, President and Trustee	Chairman since August 1995; President and Trustee since November 1994	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC.	19	Lincoln Retirement Services Company, LLC
ADVISORY TRUSTEE

JANET CHRZAN** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Advisory Trustee	Advisory Trustee since May 17, 2004; Trustee August 2003 to May 17, 2004	Vice President, The Lincoln National Life Insurance Company; formerly Chief Financial Officer and Director, The Lincoln National Life Insurance Company	19	The Administrative Management Group, Inc. and Lincoln Life Improved Housing

*	Kelly D. Clevenger, currently Chairman and President of the Trust, is an “interested person” of the Trust by reason of him being an officer of Lincoln Life.
**	Janet Chrzan, an Advisory Trustee of the Trust, is an interested person of the Trust by reason of her being a Vice President of Lincoln Life, and is not a nominee for Trustee for the purposes of this proxy vote.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
TRUSTEE
NANCY L. FRISBY 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	19	N/A

KENNETH G. STELLA 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President, Indiana Hospital & Health Association	19	First National Bank & Trust

DAVID H. WINDLEY 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Director, Blue and Co., LLC (regional consulting and CPA firm)	19	Meridian Investment Advisors, Inc.; Eureka College

ADVISORY TRUSTEE
GARY D. LEMON 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Advisory Trustee	Advisory Trustee since November 8, 2004	Professor of Economics, DePauw University	19	N/A

The following information may assist you in your decision:

INTERESTED TRUSTEES

•	Kelly D. Clevenger. Mr. Clevenger, who became a Trustee in 1994, is a senior actuary with over three decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln Life and in 1994 became President of the Funds and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

•

Janet Chrzan. Ms. Chrzan became an Advisory Trustee in May 2004. From August 2003 to May 2004, she served as a Trustee. She is a Vice President of The Lincoln National Life Insurance Company, where she was formerly Chief Financial Officer and Director. She is Vice President of Lincoln National Corporation and past General Auditor and Treasurer. Ms. Chrzan holds a Bachelor’s Degree from the University of Nebraska. She is a certified public accountant, has completed NASD Series 7 and 24, is a Fellow of the Life Management Institute and a member of the American Institute of Certified Public Accountants (AICPA) and the Indiana CPA Society. She serves as a Trustee for the Nature Conservancy of Indiana, a committee member of the Investment/Finance Committee, a director on the board of the Parkview Hospital Foundation, and the Audit Committee of the United Way of Allen County.

INDEPENDENT TRUSTEES

•	Nancy L. Frisby. Ms. Frisby has been a Trustee since April 15, 1992. Since August 1999, Ms. Frisby has served as Senior Vice President and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida. From May, 1998 to July, 1999, Ms. Frisby served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana, and served as its Vice President and Chief Financial Officer. Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.

•	Gary D. Lemon. Mr. Lemon has been an Advisory Trustee since November 8, 2004. Since 1976, Mr. Lemon has been employed by the Economics Department at DePauw University. Beginning in July 2000, he became the Director of the McDermond Center for Management and Entrepreneurship. From 1972 to 1976, Mr. Lemon was an Assistant Instructor in Economics at the University of Kansas. From 1970 to 1972, he was employed by General Electric in the Financial Management Program. Mr. Lemon holds a Bachelor’s Degree in Mathematics and Economics, a Master’s Degree in Economics and a Ph.D. in Economics, all from the University of Kansas. He has served on several committees and in various advisory roles in both the community and university settings.

•

Kenneth G. Stella. Mr. Stella became a Trustee on February 10, 1998. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, (“Association”) having served that institution since 1984. Among his responsibilities for the Association, he serves as the Chief Executive Officer and is responsible for implementation of all

Board of Director’s policies and directives. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master’s Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust.

•	David H. Windley. Mr. Windley became a Trustee in August 2004. In 1971, he became a founding partner of the CPA firm of Blue & Co., LLC, and currently works as an auditor for healthcare, manufacturing, construction and various other industries. He is also a financial consultant to a number of different businesses. From 1967 to 1971, he was employed by Ernst & Ernst. He holds a Bachelor of Arts Degree from Transylvania University and a Master’s Degree in Business Administration from Indiana University. Among other affiliations, he holds a directorship with Meridian Investment Advisors, Inc., and Eureka College.

Messrs. Clevenger, Stella and Windley and Ms. Frisby are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A (“Fund A”), an investment company which is registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and is a separate account of Lincoln Life. Ms. Chrzan and Mr. Lemon are presently Advisory Members of the Board of Managers of Fund A. Fund A and the Funds are collectively referred to herein as the “Fund Complex.”

Do the Trustees also have an ownership interest in the Funds?

As of December 31, 2004, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds (as of [December 31, 2004])	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2004)
TRUSTEE

Kelly D. Clevenger	International Fund—$1 - $10,000 Aggressive Growth Fund—$1 - $10,000	$10,001 - $50,000

ADVISORY TRUSTEE

Janet Chrzan	Bond Fund—$1 - $10,000 Capital Appreciation Fund—$1 - $10,000 Equity-Income Fund —$1 - $10,000 Money Market Fund—$1 - $10,000	$10,001 - $50,000

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds (as of December 31, 2004)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2004)
TRUSTEE

Nancy L. Frisby

Capital Appreciation Fund—$1 - $10,000 Growth and Income Fund—$10,001 - $50,000

Managed Fund—$50,001 - $100,000

Small Cap Index Fund—$10,001 - $50,000

Social Awareness Fund—$10,001 - $50,000

Special Opportunities Fund—$10,001 - $50,000

Over $100,000

Kenneth G. Stella	None	None

David H. Windley	None	None

ADVISORY TRUSTEE

Gary D. Lemon	Growth and Income Fund—$10,001 - $50,000	$10,001 - $50,000

Board, Stockholder and Committee Meetings. During its last fiscal year, the Trust held five Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and at least 75% of committee meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

Audit Committee

The Board of Trustees maintains an Audit Committee to oversee the Trust’s financial reporting process on behalf of the Board of Trustees and to report the result of their activities to the Board. The Audit Committee operates according to a written charter and will assist and act as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to stockholders of each Fund and others relating to oversight of fund accounting, the Trust’s system of control, the Trust’s process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the Funds. The Audit Committee will approve, prior to appointment, the engagement of the Trust’s independent auditor, and will review and evaluate the qualifications, independence, and performance of the independent auditor. The current members of the Audit Committee include all of the Independent Trustees: Nancy L. Frisby, Kenneth G. Stella and David H. Windley. During the Trust’s last fiscal year, the Audit Committee held four meetings.

Nominating and Governance Committee

The Board of Trustees also maintains a Nominating and Governance Committee that is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Board has adopted a charter for its Nominating and Governance Committee setting forth such Committee’s responsibilities. A copy of the charter is included as Exhibit A to this Proxy Statement. The Trust does not maintain an internet website. The Nominating and Governance Committee is currently comprised of Nancy L. Frisby, Kenneth G. Stella and David H. Windley, each of whom is an Independent Trustee. The Nominating and Governance Committee for the Trust held two meetings during the Trust’s last fiscal year.

Trustee Nominees and Selection Process

The Nominating and Governance Committee generally identifies candidates for Board membership through personal and business contacts of the Trustees. In addition, the Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, a check of the candidate’s references and other due diligence. In evaluating a candidate, the Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

The Nominating and Governance Committee has not established any specific minimum requirements that a candidate must meet in order to recommend the candidate to the Board to serve as a Trustee. Rather, the Committee seeks candidates (i) who, in its judgment, will serve the best interests of the Trust’s shareholders and are willing and able to contribute to the Board’s oversight and decision-making functions, and (ii) whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

The Nominating and Governance Committee will accept shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to the Board must submit their recommendations in writing to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating and Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

Board Compensation. The Fund Complex pays each Independent Trustee an annual fee of $20,000 and an aggregate per day meeting fee of $3,000 for attending meetings of the Board of Trustees or committees of the Board of Trustees attended by the Independent Trustees. Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Trust. Trustees do not receive any pension or retirement benefits as a result of their service as a trustee of the Trust. The following table illustrates the compensation paid to the Independent Trustees by the Trust as well as compensation paid to the Independent Trustees by the Fund Complex for the Trust’s most recently completed fiscal year ending December 31, 2004:

Compensation Table

Name of Person, Position	Aggregate Compensation From the Trust	Total Compensation From the Trust and Fund Complex

Nancy L. Frisby, Trustee	$41,000	$42,400

Gary D. Lemon, Advisory Trustee	29,000	30,000

Kenneth G. Stella, Trustee	35,000	35,400

David H. Windley, Trustee	35,000	35,650

Officers. The Board and the senior management of the Trust appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Trust: Kelly D. Clevenger, James E. Blake, Cynthia A. Rose, Sheryl L. Sturgill, Eldon J. Summers and Risé C.M. Taylor. Exhibit B includes biographical information and the past business experience of such officers, except for Mr. Clevenger, whose information is set forth above along with the other nominees.

What is the Board of Trustees recommending?

The Board of Trustees is recommending that you Vote FOR all Nominees for Trustee.

What is the Required Vote to Approve Proposal No. 1?

Approval of the nominees requires the affirmative vote of a plurality of the shares of the Funds represented at the meeting, which means that the five nominees who receive the largest number of properly cast votes will be elected as Trustees.

GENERAL INFORMATION

What is the share ownership of each Fund?

The number of shares the Funds had outstanding as of December 1, 2005 is listed in the table at Exhibit C. The applicable Contract Owners are entitled to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote the Fund shares attributable to their variable annuity contract or variable life insurance policy at the Trust’s Special Meeting.

To the knowledge of the Trust, as of December 1, 2005, no person, except as set forth in the table at Exhibit D, owned of record 5% or more of the outstanding shares of any class of the Funds. To the knowledge of the Trust, as of December 1, 2005, no person, except as set forth in the table at Exhibit D, beneficially owned more than 5% of any class of the Funds’ outstanding shares. On December 1, 2005, no director or executive officer of the Funds owned any separate account units attributable to more than one-half of one percent of the assets of any class of the Funds.

Other Business

To the knowledge of the Trust’s Board of Trustees, there is no other business to be brought before the Special Meeting of the stockholders. However, if other matters do properly come before the meeting, Lincoln Life and Lincoln New York intend to vote each Fund’s shares in accordance with the judgment of the Trust’s Board on such matters.

Contract Owner Proposals

Under authority granted the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of each Fund. Proposals must be received a reasonable time before the Funds begin to print and mail the proxy materials for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP has been selected as the independent auditors for the Trust for its current fiscal year. The Audit Committee must pre-approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of the Trust. The Committee must also pre-approve any non-audit service to be provided by Ernst & Young LLP to the Trust, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of the Trust. The Committee reviews any audit or non-audit services to be provided by Ernst & Young LLP to determine whether they are appropriate and permissible under applicable law.

Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but have the opportunity to make a statement if they wish, and will be available should any matter arise requiring Ernst & Young LLP’s presence, such as to respond to appropriate questions.

Audit Fees. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Trust’s financial statements and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and 2003 for the Trust were $181,400 and $168,600, respectively.

Audit-Related Fees. There were no fees billed by Ernst & Young LLP for assurance and other services reasonably related to the performance of the audit of the Trust’s financial statements and not reported above under “Audit Fees” for the fiscal years ended December 31, 2004 and 2003.

Tax Fees. There were no fees billed by Ernst & Young LLP for tax-related services provided to DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of the Trust for the Trust’s last two completed fiscal years ended on December 31, 2004 and 2003.

All Other Fees. There were no other fees billed by Ernst & Young LLP for products and services provided by the independent auditor to the Trust for the Trust’s last two completed fiscal years ended December 31, 2004 and 2003.

Aggregate Non-Audit Fees to the Trust, DMC and Service Provider Affiliates. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Trust and to DMC and other service providers under common control with DMC, for the Trust’s last two completed fiscal years ended December 31, 2004 and 2003 were $446,330 and $413,240, respectively.

Principal Accountant’s Independence. In connection with its selection of the independent auditor, the Audit Committee has considered Ernst and Young LLP’s provision of non-audit services to DMC and other service providers under common control with DMC that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the provision of these services is compatible with maintaining Ernst & Young LLP’s independence.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Trust, c/o The Lincoln National Life Insurance Company at 1300 S. Clinton Street, Fort Wayne, IN 46802. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

EXHIBITS TO

PROXY STATEMENT

Exhibit A—Nominating and Governance Committee Charter

Exhibit B—Executive Officers of the Trust

Exhibit C—Outstanding Shares as of December 1, 2005

Exhibit D—Principal Holders of Shares as of December 1, 2005

EXHIBIT A

Nominating and Governance Committee

Charter

Membership

The Nominating and Governance Committee shall be composed entirely of independent directors.

Nominating Functions

1.	The Committee shall make nominations for independent director membership on the Board of Directors. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other principal service providers.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Directors.

3.	The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall review and recommend any appropriate changes in compensation for directors, independent chair, and all committee chairs to the Board.

Committee Functions

1.	The Committee shall make nominations for membership on all committees, committee chairs, and independent chair and shall review all of these assignments at least annually.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for committee chairs and the independent chair. The Committee shall make recommendations for any such action to the full Board.

Other Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by the Funds and the Independent Directors, and shall be responsible for the supervision of counsel for the Independent Directors.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3.	The Committee shall review the Charter at least annually and recommend any changes to the full Board of Directors.

4.	The Committee is responsible for managing the annual Board assessment process and any peer reviews.

EXHIBIT B

EXECUTIVE OFFICERS OF THE TRUST

Officers Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Officer	Other Board Memberships Held by Officer

James E. Blake One Commerce Square 2005 Market Street Philadelphia, PA 19103 YOB: 1963	Chief Compliance Officer	Chief Compliance Officer since November 2005.	Assistant Vice President and Senior Compliance Officer, Delaware Investments; formerly Client Trading Compliance Manager, Loomis Sayles & Company, LP	N/A	N/A

Cynthia A. Rose 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995.	Assistant Secretary, Lincoln National Corporation; formerly Secretary and Assistant Vice President, The Lincoln National Life Insurance Company.	N/A	N/A

Sheryl L. Sturgill 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1959	Chief Accounting Officer	Chief Accounting Officer since November 2003.

Assistant Vice President and Director of Separate Accounts, The Lincoln National Life Insurance Company; formerly Compliance Director and Senior Business Controls Consultant, Lincoln National Reassurance Company

				N/A	N/A

Eldon J. Summers 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1950	Second Vice President and Treasurer	Second Vice President and Treasurer since May 2003	Treasurer, Second Vice President, The Lincoln National Life Insurance Company; formerly Assistant Vice President and Senior Treasury Consultant, Lincoln National Corporation.	N/A	N/A

Risé C. M. Taylor 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President, Assistant Secretary and Assistant Treasurer	Vice President, Assistant Secretary and Assistant Treasurer since August 2003.	Vice President, The Lincoln National Life Insurance Company; formerly Portfolio Manager of Lincoln Investment Management	N/A	N/A

EXHIBIT C

OUTSTANDING SHARES AS OF DECEMBER 1, 2005

Lincoln VIP Fund	Total Number of Shares Outstanding
Lincoln VIP Aggressive Growth Fund
Standard Class	25,129,610.73
Service Class	558,947.81

25,688,558.54
Lincoln VIP Bond Fund
Standard Class	72,963,905.93
Service Class	26,565,381.44

99,529,287.37
Lincoln VIP Capital Appreciation Fund
Standard Class	29,972,520.48
Service Class	661,541.13

30,634,061.61
Lincoln VIP Equity-Income Fund
Standard Class	42,991,599.47
Service Class	323,709.76

43,315,309.23
Lincoln VIP Global Asset Allocation Fund
Standard Class	18,919,714.52
Service Class	674,420.47

19,594,134.99
Lincoln VIP Growth Fund
Standard Class	1,103,746.43
Service Class	178,437.15

1,282,183.58
Lincoln VIP Growth and Income Fund
Standard Class	66,136,856.27
Service Class	121,642.71

66,258,498.98
Lincoln VIP Growth Opportunities Fund
Standard Class	275,461.46
Service Class	75,575.37

351,036.83
Lincoln VIP International Fund
Standard Class	30,426,251.27
Service Class	6,670,698.54

37,096,949.81

Lincoln VIP Fund	Total Number of Shares Outstanding
Lincoln VIP Managed Fund
Standard Class	35,035,225.96
Service Class	61,129.33

35,096,355.29
Lincoln VIP Money Market Fund
Standard Class	32,626,335.76
Service Class	7,955,409.93

40,581,745.69
Lincoln VIP Social Awareness Fund
Standard Class	35,828,202.06
Service Class	2,341,945.40

38,170,147.46
Lincoln VIP Special Opportunities Fund
Standard Class	19,204,869.92
Service Class	72,473.16

19,277,343.08
Lincoln VIP Aggressive Profile Fund
Standard Class	331,370.47
Service Class	1,369,140.31

1,700,510.78
Lincoln VIP Conservative Profile Fund
Standard Class	164,327.61
Service Class	2,655,147.14

2,819,474.75
Lincoln VIP Moderate Profile Fund
Standard Class	731,311.54
Service Class	8,708,719.45

9,440,030.99
Lincoln VIP Moderately Aggressive Profile Fund
Standard Class	835,568.90
Service Class	4,944,574.54

5,780,143.44

EXHIBIT D

PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 1, 2005

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
RECORD OWNERS
Lincoln VIP Aggressive Growth Fund Standard Class	Lincoln National (Life) VA Acct. C Lincoln National (Life) VA Acct. L 1300 South Clinton Street Fort Wayne, IN 46801	19,570,705.09 2,301,210.24	77.88 9.16	% %
Lincoln VIP Aggressive Growth Fund Service Class	Lincoln National (Life) VA Acct. C Lincoln Life VA Acct. N Lincoln Life VA Acct. T 1300 South Clinton Street Fort Wayne, IN 46801	29,475.51 481,718.69 36,592.80	5.27 86.18 6.55	% % %
Lincoln VIP Bond Fund Standard Class	Lincoln National (Life) VA Acct. C Lincoln Life VA Acct N Lincoln Life Flexible Premium VL Acct. S 1300 South Clinton Street Fort Wayne, IN 46801	29,881,142.76 28,060,920.25 4,263,818.72	40.95 38.46 5.84	% % %
Lincoln VIP Bond Fund Service Class	Lincoln Life VA Acct. N Lincoln New York Acct N for VA 1300 South Clinton Street Fort Wayne, IN 46801	24,837,522.58 1,519,826.42	93.50 5.72	% %
Lincoln VIP Capital Appreciation Fund Standard Class	Lincoln National (Life) VA Acct. C 1300 South Clinton Street Fort Wayne, IN 46801	28,101,151.79	93.76%
Lincoln VIP Capital Appreciation Fund Service Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	635,029.43	95.99%
Lincoln VIP Equity-Income Fund Standard Class	Lincoln National (Life) VA Acct. C 1300 South Clinton Street Fort Wayne, IN 46801	40,674,128.01	94.61%
Lincoln VIP Equity-Income Fund Service Class	Lincoln National (Life) VA Acct. C Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	83,993.45 233,345.34	25.95 72.08	% %
Lincoln VIP Global Asset Allocation Fund Standard Class	Lincoln National (Life) VA Acct. C Lincoln Life VA Acct. N. 1300 South Clinton Street Fort Wayne, IN 46801	16,494,594.24 1,813,117.25	87.18 9.58	% %
Lincoln VIP Global Asset Allocation Fund Service Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	615,214.43	91.22%
Lincoln VIP Growth Fund Standard Class	Lincoln Variable Insurance Products Trust— Moderate Profile Fund Moderately Aggressive Profile Fund Aggressive Profile Fund Conservative Profile Fund	438,495.51 282,354.09 97,769.36 79,906.85 199,000.01	39.73 25.58 8.86 7.24 18.03	% % % % %

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
	Lincoln National Life Insurance Company (Owned Directly) 1300 South Clinton Street Fort Wayne, IN 46801
Lincoln VIP Growth Fund Service Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	177,437.15	99.44%
Lincoln VIP Growth and Income Fund Standard Class	Lincoln National (Life) VA Acct. C 1300 South Clinton Street Fort Wayne, IN 46801	63,834,805.59	96.52%
Lincoln VIP Growth and Income Fund Service Class	Lincoln National (Life) VA Acct. C Lincoln Life VA Acct. N Lincoln New York Acct N for VA 1300 South Clinton Street Fort Wayne, IN 46801	30,191.36 83,047.31 8,404.04	24.82 68.27 6.91	% % %
Lincoln VIP Growth Opportunities Fund Standard Class	Lincoln Variable Insurance Products Trust— Aggressive Profile Fund Lincoln National Life Insurance Insurance Company (Owned Directly) 1300 South Clinton Street Fort Wayne, IN 46801	75,946.72 199,000.00	27.57 72.24	% %
Lincoln VIP Growth Opportunities Fund Service Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	72,438.35	95.85%
Lincoln VIP International Fund Standard Class	Lincoln National (Life) VA Acct. C Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	23,596,613.53 2,839,939.00	77.55 9.33	% %
Lincoln VIP International Fund Service Class	Lincoln Life VA Acct. N Lincoln New York Acct N for VA 1300 South Clinton Street Fort Wayne, IN 46801	5,998,682.43 363,630.83	89.93 5.45	% %
Lincoln VIP Managed Fund Standard Class	Lincoln National (Life) VA Acct. C 1300 South Clinton Street Fort Wayne, IN 46801	33,931,889.99	96.85%
Lincoln VIP Managed Fund Service Class	Lincoln National (Life) VA Acct. C 1300 South Clinton Street Fort Wayne, IN 46801	61,129.33	100.00%
Lincoln VIP Money Market Fund Standard Class	Lincoln National (Life) VA Acct. C Lincoln Life VA Acct. N Lincoln Life Flexible Premium VL Acct. M Lincoln Life Flexible Premium VL Acct. R Lincoln Life Flexible Premium VL Acct. S 1300 South Clinton Street Fort Wayne, IN 46801	8,239,661.42 10,512,775.37 3,834,062.72 2,124,349.16 5,765,334.96	25.25 32.22 11.75 6.51 17.67	% % % % %
Lincoln VIP Money Market Fund Service Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	7,612,774.98	95.69%

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Lincoln VIP Social Awareness Fund Standard Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	31,558,074.83	88.08%
Lincoln VIP Social Awareness Fund Service Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	2,202,997.26	94.07%
Lincoln VIP Special Opportunities Fund Standard Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	17,931,995.50	93.37%
Lincoln VIP Special Opportunities Fund Service Class	Lincoln National (Life) VA Acct. C 1300 South Clinton Street Fort Wayne, IN 46801	72,473.16	100.00%
Lincoln VIP Aggressive Profile Fund Standard Class	Lincoln National (Life) VA Acct C Lincoln National (Life) VA Acct L 1300 South Clinton Street Fort Wayne, IN 46801	298,406.54 16,958.32	90.05 5.12	% %
Lincoln VIP Aggressive Profile Fund Service Class	Lincoln Life VA Acct N 1300 South Clinton Street Fort Wayne, IN 46801	1,292,485.04	94.40%
Lincoln VIP Conservative Profile Fund Standard Class	Lincoln National (Life) VA Acct. C Lincoln National (Life) VA Acct. L Lincoln Life Flexible Premium VL Acct. R 1300 South Clinton Street Fort Wayne, IN 46801	105,307.17 9,018.71 38,938.41	64.08 5.49 23.70	% % %
Lincoln VIP Conservative Profile Fund Service Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	2,557,673.39	96.33%
Lincoln VIP Moderate Profile Fund Standard Class	Lincoln National (Life) VA Acct. C Lincoln Life Flexible Premium VL Acct. M 1300 South Clinton Street Fort Wayne, IN 46801	529,193.08 127,590.59	72.36 17.45	% %
Lincoln VIP Moderate Profile Fund Service Class	Lincoln Life VA Acct. N Lincoln New York Acct N for VA 1300 South Clinton Street Fort Wayne, IN 46801	8,017,897.53 593,807.22	92.07 6.82	% %
Lincoln VIP Moderately Aggressive Profile Fund Standard Class	Lincoln National (Life) VA Acct. C Lincoln Life Flexible Premium VL Acct. M Lincoln Life & Annuity VA Acct. L 1300 South Clinton Street Fort Wayne, IN 46801	589,267.02 98,880.11 69,598.57	70.52 11.83 8.33	% % %
Lincoln VIP Moderately Aggressive Profile Fund Service Class	Lincoln Life VA Acct. N 1300 South Clinton Street Fort Wayne, IN 46801	4,730,228.14	95.67%

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Beneficial Owners
Lincoln VIP Aggressive Growth Fund Service Class	Robert Linder 24 E. Broad Oaks Dr. Houston, TX 77056	36,605.98	6.55%
Lincoln VIP Aggressive Growth Fund Service Class	Thomas Parker 2321 Yorkshire Road Columbus, OH 43221	34,567.45	6.18%
Lincoln VIP Aggressive Growth Fund Service Class	Douglas R. Lama 521 Mount Carmel Dr. Claremont, CA 91711	32,956.38	5.90%
Lincoln VIP Aggressive Growth Fund Service Class	Brian Sawyer 507 Sugarfoot St. Castlerock, CO 80104	30,177.19	5.40%
Lincoln VIP Growth Fund Service Class	Jehudis Lichtenstein P.O. Box 36387 Cincinnati, OH 45236	58,170.10	32.60%
Lincoln VIP Growth Fund Service Class	Walter R. Jones 971 Lakeland Dr. STE 1460 Jackson, MS 39216	11,222.31	6.29%
Lincoln VIP Growth Fund Service Class	Kenneth G. Krug 9901 NW 75th Street Kansas City, MO 64152	10,929.08	6.13%
Lincoln VIP Growth Fund Service Class	Joan M. Zapin 5550 Witney Dr. Apt. E103 Delray Beach, FL 33484	9,143.24	5.12%
Lincoln VIP Growth and Income Fund Service Class	Sallykate Weems 2929 Buffalo Speedway Unit 403 Houston, TX 77098	6,167.94	5.07%
Lincoln VIP Growth Opportunities Fund Service Class	David G. Newell 6018 Rock Quarry Road McLeansville, NC 27301	18,062.55	23.90%
Lincoln VIP Growth Opportunities Fund Service Class	David K. Soler 2 N. Main St. Apt. 172 Beacon Falls, CT 06403	5,021.78	6.65%
Lincoln VIP Growth Opportunities Fund Service Class	Peter C. Ward 1637 Mill Road Jenkintown, PA 19046	4,046.93	5.36%
Lincoln VIP Managed Fund Service Class	Jane Vallely 3865 Brookdale Blvd. Castro Valley, CA 94546	3,157.13	5.16%
Lincoln VIP Aggressive Profile Fund Standard Class	Henry Zwaanstra 1707 Morningside Dr. SE Grand Rapids, MI 49506	23,499.93	7.09%
Lincoln VIP Aggressive Profile Fund Standard Class	Elizabeth A. Barton 10791 Wildwood Shelbyville, MI 49344	22,639.15	6.83%
Lincoln VIP Aggressive Profile Fund Standard Class	Peter S. Yang 2301 Cedar Village Blvd. E. Brunswick, NJ 08816	22,027.31	6.65%

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
Lincoln VIP Aggressive Profile Fund Standard Class	A. Dean Van Bruggen 2051 Woodlawn Ave. SE Grand Rapids, MI 49546	21,612.25	6.52%
Lincoln VIP Aggressive Profile Fund Service Class	William C. Nickels Trust 558 Edgewood Place River Forest, IL 60305	102,967.57	7.52%
Lincoln VIP Aggressive Profile Fund Service Class	Pete Martin R. J. and/or Nancy K. Martin 11 Arrowhead Lane Westborough, MA 01581	94, 353.25	6.89%
Lincoln VIP Conservative Profile Fund Standard Class	Eli E. Robinson Trust 30201 Orchard Lake Rd. Suite 150 Farmington Hills, MI 48334	28,970.93	17.63%
Lincoln VIP Conservative Profile Fund Standard Class	Marion C. Warren 145 Liberty St. S Apt. 708 Bowmanville, Ontario Canada L1C 4M2	9,539.96	5.81%
Lincoln VIP Conservative Profile Fund Service Class	Joyce Buford 816 Mallory Ct. Tyler, TX 75703	328,530.70	12.37%
Lincoln VIP Conservative Profile Fund Service Class	Maier Family Trust P.O. Box 3213 Rcho Sante Fe, CA 92067	294,206.32	11.08%
Lincoln VIP Moderately Aggressive Profile Fund Standard Class	Walter Markowitch 35 Oak Meadow Trl. Pittsford, NY 14534	53,111.37	6.36%

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

Signature

Signature (if held jointly)

, 2006
Date	(LNL VA)

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

Doc #380855 (LNL VA)

If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

Signature

Signature (if held jointly)

, 2006
Date	(LNL VUL)

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

Doc #380855 (LNL VUL)

If you have any questions, please contact Lincoln Life toll free at 1-800-444-2363.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

Signature

Signature (if held jointly)

, 2006
Date	(LNY VA)

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

Doc #380855 (LNY VA)

If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

Signature

Signature (if held jointly)

, 2006
Date	(LNY VUL)

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

Doc #380855 (LNY VUL)

If you have any questions, please contact Lincoln Life toll free at 1-800-444-2363.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the funds listed below, each a series of the Lincoln Variable Insurance Products Trust, that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

By submitting this electronic vote, I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 6, 2006.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-235-4258

FUNDS	FUNDS	FUNDS
Aggressive Growth	Bond	Capital Appreciation
Core	Equity-Income	Global Asset Allocation
Growth	Growth and Income	Growth Opportunities
International	Managed	Money Market
Social Awareness	Special Opportunities	Conservative Profile
Moderate Profile	Moderately Aggressive Profile	Aggressive Profile

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

If you vote on the Internet or by telephone, you need not return this proxy card.

Upon proper execution of this card, the Company is instructed to vote on the Proposal(s) described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect a Board of Trustees of the Trust.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Kelly D. Clevenger	02. Nancy L. Frisby	☐	☐	☐

03. Gary D. Lemon	04. Kenneth G. Stella

05. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

*FOR CORE FUND ONLY*

		FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.		☐	☐	☐

(Edelivery)

If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.